SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  August 3, 2009

FIRST FINANCIAL BANCORP.
(Exact name of registrant as specified in its charter)

Ohio (State or other jurisdiction of incorporation)	0-12379 (Commission File Number)	31-1042001 (IRS Employer Identification No.)

4000 Smith Road Cincinnati, Ohio (Address of principal executive offices)		45209 (Zip Code)

Registrant’s telephone number, including area code:  (513) 979-5837

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Form 8-K	First Financial Bancorp.

Item 2.02              Results of Operations and Financial Condition.

On August 3, 2009, First Financial Bancorp. issued its earnings press release that included the results of operations and financial condition for the second quarter of 2009.  A copy of the earnings press release is attached as Exhibit 99.1.

On August 4, 2009, First Financial Bancorp. will hold an earnings call to discuss the results of operations and financial condition for the second quarter of 2009.  Copies of the slide presentations that will be used in the call are attached as Exhibits 99.2 and 99.3.

First Financial Bancorp. does not intend for this Item 2.02 or Exhibits 99.1, 99.2 or 99.3  to be treated as “filed” for purposes of the Securities Exchange Act of 1934, as amended, or incorporated by reference into its filings under the Securities Act of 1933, as amended.

The earnings press release includes some non-GAAP financial measures.  The first non-GAAP financial measure, Net interest margin (fully tax equivalent), appears in the table entitled “Consolidated Financial Highlights” under the section “Key Financial Ratios.”  It also appears in the two tables entitled “Consolidated Quarterly Statements of Income”, as well as the “Consolidated Statements of Income” under “Additional Data”.  The second non-GAAP measure appears in the tables entitled “Additional Data” at the bottom of the two “Consolidated Quarterly Statements of Income” pages and the “Consolidated Statements of Income” page.  The tax equivalent adjustment to net interest income recognizes the income tax savings when comparing taxable and tax-exempt assets and assumes a 35% tax rate.  Management believes that it is a standard practice in the banking industry to present net interest margin and net interest income on a fully tax equivalent basis.  Therefore, management believes these measures provide useful information to investors by allowing them to make peer comparisons.  Management also uses these measures to make peer comparisons.

Below is a table showing “net interest income” calculated and presented in accordance with GAAP and the adjustments made to arrive at the non-GAAP financial measure “net interest income – tax equivalent.”  The table also shows “net interest margin” calculated and presented in accordance with GAAP and the method used to arrive at the non-GAAP financial measure “net interest margin (fully tax equivalent).”

	Three Months Ended					Six Months Ended
	June 30,	Mar. 31,	Dec. 31,	Sep. 30,	June 30,	June 30,
	2009	2009	2008	2008	2008	2009	2008
		(Dollars in thousands)
Net interest income	$31,211	$30,928	$30,129	$29,410	$28,414	$62,139	$56,663
Tax equivalent adjustment	307	363	360	424	510	670	1,024
Net interest income - tax equivalent	$31,518	$31,291	$30,489	$29,834	$28,924	$62,809	$57,687

Average earning assets	3,475,182	3,475,354	3,267,525	3,180,290	3,074,885	3,475,267	3,041,235

Net interest margin*	3.60%	3.61%	3.67%	3.68%	3.72%	3.62%	3.75%
Net interest margin (fully tax equivalent)*	3.64%	3.65%	3.71%	3.73%	3.78%	3.65%	3.81%

*  Margins are calculated using net interest income annualized divided by average earning assets.

The earnings press release also includes some non-GAAP ratios in the “Consolidated Financial Highlights” page.  These ratios are:  (1) Return on average tangible common shareholders' equity; (2) Ending tangible common equity as a percent of ending tangible assets; (3) Ending tangible common equity as a percent of risk-weighted assets; (4) Average tangible common equity as a percent of average tangible assets; and (5) Tangible book value per common share.  The Ending tangible common equity as a percent of ending tangible assets and Average tangible common equity as a percent of average tangible assets are also shown in the “Regulatory Capital” section of the “Capital Adequacy” page in the earnings release.  The following table provides a reconciliation of these ratios to GAAP.  The company considers these critical metrics with which to analyze banks.  The ratios have been included in the earnings press release to facilitate a better understanding of the company’s capital structure and financial condition.

	Three Months Ended					Six Months Ended
	June 30,	Mar. 31,	Dec. 31,	Sep. 30,	June 30,	June 30,
	2009	2009	2008	2008	2008	2009	2008
		(Dollars in thousands, except per share data)
Net income available to common shareholders (a)	$450	$5,157	$2,084	$5,732	$7,808	$5,607	$15,146

Average total shareholders' equity	$379,944	$350,857	$286,582	$276,594	$278,803	$365,480	$277,809
Less:
Average Preferred stock	(78,126)	(78,038)	(7,805)	-	-	(78,082)	-
Goodwill	(28,261)	(28,261)	(28,261)	(28,261)	(28,261)	(28,261)	(28,261)
Intangible assets	(465)	(500)	(1,002)	(872)	(641)	(465)	(641)
Average tangible common equity (b)	273,092	244,058	249,514	247,461	249,901	258,672	248,907

Total shareholders' equity	446,636	353,760	348,327	277,220	275,290	446,636	275,290
Less:
Preferred stock	(78,173)	(78,075)	(78,019)	-	-	(78,173)	-
Goodwill	(28,261)	(28,261)	(28,261)	(28,261)	(28,261)	(28,261)	(28,261)
Intangible assets	(465)	(500)	(1,002)	(872)	(641)	(465)	(641)
Tangible common equity (c)	339,737	246,924	241,045	248,087	246,388	339,737	246,388

Total assets	3,783,353	3,809,196	3,699,142	3,511,676	3,459,962	3,783,353	3,459,962
Less:
Goodwill	(28,261)	(28,261)	(28,261)	(28,261)	(28,261)	(28,261)	(28,261)
Intangible assets	(465)	(500)	(1,002)	(872)	(641)	(465)	(641)
Ending tangible assets (d)	3,754,627	3,780,435	3,669,879	3,482,543	3,431,060	3,754,627	3,431,060

Risk-weighted assets (e)	3,076,042	2,951,721	2,878,548	2,800,753	2,747,559	3,076,042	2,747,559

Total average assets	3,784,458	3,777,510	3,566,051	3,476,648	3,361,649	3,781,002	3,330,156
Less:
Goodwill	(28,261)	(28,261)	(28,261)	(28,261)	(28,261)	(28,261)	(28,261)
Intangible assets	(465)	(500)	(1,002)	(872)	(641)	(465)	(641)
Average tangible assets (f)	3,755,732	3,748,749	3,536,788	3,447,515	3,332,747	3,752,276	3,301,254

Ending common shares outstanding (g)	51,434,346	37,474,422	37,481,201	37,476,607	37,483,384	51,434,346	37,483,384

Ratios
Return on average tangible common shareholders' equity (a)/(b)	0.66%	8.57%	3.32%	9.21%	12.57%	4.37%	12.24%
Ending tangible common equity as a percent of:
Ending tangible assets (c)/(d)	9.06%	6.54%	6.57%	7.13%	7.18%	9.06%	7.18%
Risk-weighted assets (c)/(e)	11.05%	8.38%	8.37%	8.86%	8.97%	11.04%	8.97%
Average tangible common equity as a percent of average tangible assets (b)/(f)	7.27%	6.51%	7.05%	7.18%	7.50%	6.89%	7.54%
Tangible book value per common share (c)/(g)	$6.61	$6.59	$6.43	$6.62	$6.57	$6.61	$6.57

Item 9.01              Exhibits.

(c)	Exhibit:

The following exhibit shall not be deemed to be “filed” for purposes of the Securities Exchange Act of 1934, as amended.

99.1	First Financial Bancorp. Press Release dated August 3, 2009.
99.2	First Financial Bancorp. August 4, 2009 Earnings Call slides.
99.3	First Financial Bancorp. Investor Presentation

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRST FINANCIAL BANCORP.

By:	/s/ J. Franklin Hall
J. Franklin Hall
Executive Vice President and
Chief Financial Officer

Date:  August 3, 2009

Form 8-K	First Financial Bancorp.

Exhibit Index

Exhibit No.	Description

99.1	First Financial Bancorp. Press Release dated August 3, 2009.
99.2	First Financial Bancorp. August 4, 2009 Earnings Call slides.
99.3	First Financial Bancorp. Investor Presentation